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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    We hereby consent to the incorporation of our report dated November 5, 2003, except for the fourth paragraph of Note 16, as to which the date is December 26, 2003, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Nos. 33-40586, 33-43702, 33-47298, 33-73800, 333-9705 and 333-37927).

                                          GOLDSTEIN GOLUB KESSLER LLP

New York, New York

December 26, 2003








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